                                  PROXY CARD

                    MORGAN STANLEY INSTITUTIONAL FUND, INC.
                          FIXED INCOME III PORTFOLIO

c/o MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG and MARY E. MULLIN, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the Fixed Income III Portfolio held of record by the undersigned on February 19, 2002 at the Special Meeting of Shareholders to be held on May 15, 2002, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement and Prospectus dated March 23, 2002.

            (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE.)

                               SEE REVERSE SIDE

[X] Please mark your votes as in this sample.

1. Approval of an Agreement and Plan of Reorganization pursuant to which substantially all of the assets of the Fixed Income III Portfolio will be combined with the assets of the Invesment Grade Fixed Income Portfolio of Morgan Stanley Institutional Fund Trust, in exchange for shares of the Investment Grade Fixed Income Portfolio.

                              FOR  AGAINST ABSTAIN
                              [  ]  [  ]    [  ]

THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND IN THE DISCRETION OF SUCH PROXIES, UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION FOR THE PORTFOLIO AS SET FORTH ABOVE.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN.

SIGNATURE(S): _______________________..   _____________________________________

DATE: _____________________________________________________________, 2002

When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW [      ]

                                  PROXY CARD

                    MORGAN STANLEY INSTITUTIONAL FUND, INC.
                            HIGH YIELD II PORTFOLIO

c/o MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG and MARY E. MULLIN, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the High Yield II Portfolio held of record by the undersigned on February 19, 2002 at the Special Meeting of Shareholders to be held on May 15, 2002, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement and Prospectus dated March 23, 2002.

            (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE.)

                               SEE REVERSE SIDE

[X] Please mark your votes as in this sample.

1. Approval of an Agreement and Plan of Reorganization pursuant to which substantially all of the assets of the High Yield II Portfolio will be combined with the assets of the High Yield Portfolio of Morgan Stanley Institutional Fund Trust, in exchange for shares of the High Yield Portfolio.

                              FOR  AGAINST ABSTAIN
                              [  ]  [  ]    [  ]

THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND IN THE DISCRETION OF SUCH PROXIES, UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION FOR THE PORTFOLIO AS SET FORTH ABOVE.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN.

SIGNATURE(S): _______________________..   _____________________________________

DATE: _____________________________________________________________, 2002

When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW [  ]

                                  PROXY CARD

                    MORGAN STANLEY INSTITUTIONAL FUND TRUST
                    SPECIAL PURPOSE FIXED INCOME PORTFOLIO

c/o MORGAN STANLEY INVESTMENTS LP
100 Front Street,
Suite 1100, P.O. Box 868
West Conshohocken, PA
19428-0868

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG and MARY E. MULLIN, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of beneficial interest of the Special Purpose Fixed Income Portfolio held of record by the undersigned on February 19, 2002 at the Special Meeting of Shareholders to be held on May 15, 2002, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares of beneficial interest heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement and Prospectus dated March 23, 2002.

            (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE.)

                               SEE REVERSE SIDE

[X] Please mark your votes as in this sample.

1. Approval of an Agreement and Plan of Reorganization pursuant to which substantially all of the assets of the Special Purpose Fixed Income Portfolio will be combined with the assets of the Core Plus Fixed Income Portfolio of Morgan Stanley Institutional Fund Trust, In exchange for shares of the Core Plus Fixed Income Portfolio.

                              FOR  AGAINST ABSTAIN
                              [  ]  [  ]    [  ]

THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND IN THE DISCRETION OF SUCH PROXIES, UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION FOR THE PORTFOLIO SET FORTH ABOVE.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN.

SIGNATURE(S): _______________________..   _____________________________________

DATE: _____________________________________________________________, 2002

When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW [  ]